RCI Announces Filing of Form 8-K on Independent Internal Review

HOUSTON—July 22, 2019—RCI Hospitality Holdings, Inc. (Nasdaq: RICK) today announced the filing of a Form 8-K with the Securities and Exchange Commission on the previously reported independent internal review. To access the 8-K, go to “SEC Filings” on the “Company & Investor Information” page of RCI’s website at www.rcihospitality.com or visit www.sec.gov.

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